UNITED STATES
                              SECURITIES AND EXCHANGE COMMISSION
                                     WASHINGTON, DC 20549


                                           FORM 8-K

                                        CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15 (d) OF THE
                               SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported) March 31, 1997


                                    TRIARC COMPANIES, INC.
                      --------------------------------------------------
                    (Exact name of registrant as specified in its charter)


               DELAWARE                 1-2207          38-0471180
               -----------------        --------------  --------------
               (State or other          (Commission     (I.R.S. Employer
               jurisdiction of          File No.)       Identification No.)
               incorporation of
               organization)


               280 Park Avenue
               New York, NY                                             10017
  -----------------------------------------------            -----------------
     (Address of principal executive office)                        (Zip Code)


         Registrant's telephone number, including area code:   (212)  451-3000


   --------------------------------------------              -----------------
      (Former name or former address,                               (Zip Code)
       if changed since last report)


                                      Page 1 of 4 Pages
                               Exhibit Index appears on Page 4

Item 5.  Other Events

               On March 27, 1997, Triarc announced that it had entered into a definitive agreement to acquire Snapple Beverage Corp. from The Quaker Oats Company for $300 million in cash, subject to certain post-closing adjustments. The acquisition, which is expected to be consummated during the second quarter of 1997, is subject to customary closing conditions, including Hart-Scott-Rodino antitrust clearance. Snapple, with its ready-to-drink teas and juice drinks, is a market leader in the premium beverage category. Snapple had 1996 sales of approximately $550 million.

               A copy of the press release is being filed herewith as an exhibit hereto and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        Filed herewith are certain agreements and documents entered into by or otherwise relating to the Registrant and its subsidiaries.


        (c)  Exhibits

        2.1 -- Stock Purchase Agreement dated as of March 27, 1997 between The Quaker Oats Company and Triarc.

        3.1    -- By-laws of Triarc, as currently in effect.

        4.1 -- Consent, Waiver and Amendment dated November 5, 1996 among National Propane, L.P. and each of the Purchasers under the Note Purchase Agreement, dated as of June 26, 1996 (the "Note Purchase Agreement") among National Propane, L.P. and each of the Purchasers thereunder.

        4.2 -- Second Consent, Waiver and Amendment dated January 14, 1997 among National Propane, L.P. and each of the Purchasers under the Note Purchase Agreement.

        4.3 -- Credit Agreement dated as of May 16,1996 between: C. H. Patrick & Co., Inc., the Registrant, each of the lenders party thereto, Internationale Nederlanden (U.S.) Capital Corporation, as agent, and The First National Bank of Boston, as co-agent.

        4.4 -- Third Amendment Agreement dated as of December 30, 1996 among Mistic Brands, Inc., The Chase Manhattan Bank, N.A., as agent, and the other lenders party thereto.

        10.1 -- Triarc's 1993 Equity Participation Plan, as currently in effect.

        10.2 --Form of Non-Incentive Stock Option Agreement under Triarc's 1993 Equity Participation Plan.

        10.3 --Employment Agreement dated as of April 29, 1996 between Triarc and John L. Barnes, Jr.

        99.1 --Press release dated March 27, 1997.


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                      TRIARC COMPANIES, INC.



                      By:   Brian L. Schorr
                         ---------------------------------------------
                            Brian L. Schorr, Executive Vice President

Dated: March 31, 1997

                                    EXHIBIT

Exhibit
   No.                              Description                      Page No.

2.1 -- Stock Purchase Agreement dated as of March 27, 1997 between The Quaker Oats Company and Triarc.

3.1 --         By-laws of Triarc, as currently in effect.

4.1 -- Consent, Waiver and Amendment dated November 5, 1996 among National Propane, L.P. and each of the Purchasers under the Note Purchase Agreement, dated as of June 26, 1996 (the "Note Purchase Agreement") among National Propane, L.P. and each of the Purchasers thereunder.

4.2 --         Second Consent, Waiver and Amendment dated
               January 14, 1997 among National Propane, L.P. and each of the Purchasers under the Note Purchase
               Agreement.

4.3 --         Credit Agreement dated as of May 16,1996 between:
               C.H. Patrick & Co., Inc., the Registrant, each of the lenders party thereto, Internationale Nederlanden (U.S.) Capital Corporation, as agent, and The First National Bank of Boston, as co-agent.

4.4 --         Third Amendment Agreement dated as of December
               30, 1996 among Mistic Brands, Inc., The Chase
               Manhattan Bank, N.A., as agent, and the other lenders party thereto.

10.1 -- Triarc's 1993 Equity Participation Plan, as currently in effect.

10.2 --        Form of Non-Incentive Stock Option Agreement under
               Triarc's 1993 Equity Participation Plan.

10.3 -- Employment Agreement dated as of April 29, 1996 between Triarc and John L. Barnes, Jr.

99.1 --        Press release dated March 27, 1997.

L:\LEGAL\TRY-S01\SEC\8-K.97\TRIARC\03-00-96\TRI-8K.WP5